UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE DEF-14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14c-5(d)(2)
☒	Definitive Information Statement

WB Burgers Asia, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF WB Burgers Asia, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

WB Burgers Asia, Inc.

3F K’s Minamiaoyama

6-6-20 Minamiaoyama, Minato-ku,

Tokyo 107-0062, Japan

+81-90-6002-4978

Notice of Action by Written Consent of Stockholders to be Effective December 6, 2023 or as soon as practicable thereafter.

To the Holders of Common Stock of WB Burgers Asia, Inc.:

WB Burgers Asia, Inc., a Nevada Corporation, (the “Company”), hereby notifies our stockholders of record on November 6, 2023, that stockholders holding approximately 78.50% of the voting power have approved, by written consent in lieu of a special meeting on November 3, 2023, the following proposal(s):

Proposal(s): To conduct a 100 to 1 Reverse Stock Split, effecting only the outstanding Common Shares of the Company. Accordingly, the Company will file a Certificate of Change (the “Certificate”) pursuant to Nevada Revised Statutes (“NRS”) Section 78.209 with the Secretary of State of the State of Nevada on December 6, 2023, or as soon as practicable thereafter, which is at least 20 calendar days following the date the Company first mailed the Information Statement to its stockholders.

In connection with the Reverse Stock Split detailed herein, the Company will file with the Financial Industry Regulatory Authority (FINRA) an Over-The-Counter (OTC) Corporate Action for the Reverse Stock Split to be processed by FINRA and published on the FINRA Daily List.

The actions taken pursuant to the written consent shall be taken on or about December 6, 2023, 20 calendar days after the mailing of this Information Statement.

This Information Statement is first being mailed to our stockholders of record as of the close of business on November 6, 2023. The actions contemplated herein will not be effective prior to December 6, 2023, a date which is meant to allow sufficient time to accommodate at least 20 days after the date on which our definitive Information Statement is first mailed to our stockholders of record. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The action(s) to be effective at least 20 days after the mailing of this Information Statement are:

Proposal(s): To conduct a 100 to 1 Reverse Stock Split, effecting only the outstanding Common Shares of the Company. Accordingly, the Company will file a Certificate of Change (the “Certificate”) pursuant to Nevada Revised Statutes (“NRS”) Section 78.209 with the Secretary of State of the State of Nevada on December 6, 2023, or as soon as practicable thereafter, which is at least 20 calendar days following the date the Company first mailed the Information Statement to its stockholders.

In connection with the Reverse Stock Split detailed herein, the Company will file with the Financial Industry Regulatory Authority (FINRA) an Over-The-Counter (OTC) Corporate Action for the Reverse Stock Split to be processed by FINRA and published on the FINRA Daily List.

Pursuant to the proposed action, there is to be no change in the quantity of our authorized shares of Common or Preferred Stock.

As described in this Information Statement, the Majority Stockholders, collectively representing approximately 78.50% of the voting power of the Company, as well as the Board of Directors, approved the aforementioned Proposals by written consent in lieu of a meeting by the Directors and Shareholders holding the majority of the voting power of the Company.

The actions taken pursuant to the written consent shall be taken on or about December 6, 2023, 20 calendar days after the mailing of this Information Statement.

This is not a notice of a meeting of stockholders and no stockholders’ meeting will be held to consider the matters described herein. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION.

This Information Statement will serve as written notice to stockholders of the Company pursuant to the Nevada Revised Statutes.

By Order of the Board of Directors.
November 16, 2023	/s/ Koichi Ishizuka
Koichi Ishizuka
Chief Executive Officer; Director

INFORMATION STATEMENT REGARDING

ACTION TAKEN BY WRITTEN CONSENT OF

THE MAJORITY SHAREHOLDERS

IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

WB Burgers Asia, Inc.

3F K’s Minamiaoyama

6-6-20 Minamiaoyama, Minato-ku,

Tokyo 107-0062, Japan

+81-90-6002-4978

INFORMATION STATEMENT

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of November 6, 2023 (the “Record Date”) of Common Stock, $0.0001 par value (the “Common Stock”), of WB Burgers Asia, Inc. a Nevada corporation (the “Company,” “we,” “our” or “us”), to notify holders of our Common Stock of the following:

Stockholders holding approximately 78.50% of the voting power have approved, by written consent in lieu of a special meeting on November 3, 2023, the following proposal(s):

Proposal(s): To conduct a 100 to 1 Reverse Stock Split, effecting only the outstanding Common Shares of the Company. Accordingly, the Company will file a Certificate of Change (the “Certificate”) pursuant to Nevada Revised Statutes (“NRS”) Section 78.209 with the Secretary of State of the State of Nevada on December 6, 2023, or as soon as practicable thereafter, which is at least 20 calendar days following the date the Company first mailed the Information Statement to its stockholders.

In connection with the Reverse Stock Split detailed herein, the Company will file with the Financial Industry Regulatory Authority (FINRA) an Over-The-Counter (OTC) Corporate Action for the Reverse Stock Split to be processed by FINRA and published on the FINRA Daily List.

Pursuant to the proposed action, there is to be no change in the quantity of our authorized shares of Common or Preferred Stock.

We anticipate that we will file an 8-K with the Securities and Exchange Commission after completion of our FINRA corporate action that may include, amongst other details, our new CUSIP number for our Common Stock and other pertinent information. The legal date of the Certificate of Change we will file with the Nevada Secretary of State in connection with our Reverse Stock Split may not be the same exact date as the FINRA effective date of our Reverse Stock Split.

The actions taken pursuant to the written consent shall be taken on or about December 6, 2023, 20 calendar days after the mailing of this Information Statement.

This Information Statement is first being mailed to our stockholders of record as of the close of business on November 6, 2023. The actions contemplated herein will not be effective prior to December 6, 2023, a date which is meant to allow sufficient time to accommodate at least 20 days after the date on which our definitive Information Statement is first mailed to our stockholders of record. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

The reverse stock split will be effected by the Company filing a Certificate of Change (the “Certificate”) pursuant to Nevada Revised Statutes (“NRS”) Section 78.209 with the Secretary of State of the State of Nevada on December 6, 2023, or as soon as practicable thereafter. The Certificate is not effective until the Effective Date. Under Nevada law, no amendment to the Company’s Articles of Incorporation is required in connection with the reverse stock split.

Under the NRS, stockholders are not entitled to dissenters’ rights with respect to the Reverse Stock Split.

This Information Statement is being furnished for informational purposes only.

Our Board of Directors is not soliciting your proxy or consent in connection with the aforementioned Reverse Stock Split or Proposals. You are urged to read this Information Statement carefully and in its entirety for a description of the corporate action taken by the Majority Stockholders and Board of Directors.

The entire cost of furnishing this Information Statement will be borne by the Company.

We will commence mailing the notice to the holders of Common Stock on or about November 16, 2023.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY STOCKHOLDERS.

DESCRIPTION OF CAPITAL STOCK

We have authorized capital stock consisting of 5,000,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”) and 200,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”). Of the shares of our Preferred Stock, 1,000,000 are designated as Series A Preferred Stock, having voting rights whereas every one share of Series A Preferred Stock has voting rights equivalent to 1,000 shares of Common Stock.

As of the date of this filing, we have 2,072,642,444 shares of Common Stock and 0 shares of Preferred Stock issued and outstanding.

Common Stock

Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders' meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights. No holder of shares of stock of any class or series shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class or series, or of securities convertible into shares of stock of any class or series, whether now hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.

Preferred Stock

Two hundred million (200,000,000) shares are designated as preferred stock at $0.0001 par value (the “Preferred Stock”). One million (1,000,000) shares of Preferred Stock shall be designated as Series A Preferred Stock. Every share of Series A Preferred Stock may be converted into one thousand (1,000) shares of Common Stock at the discretion of the holder(s) of Series A Preferred Stock., and every vote of Series A Preferred Stock shall have voting rights equal to 1,000 votes of Common Stock.

The Preferred Stock of the Corporation shall be issuable by authority of the Board of Director(s) of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the Corporation may determine, from time to time. The authority of the Board of Directors with respect to each class or series shall include all designation rights conferred by Nevada Laws upon directors, including, but not limited to, determination of the following:

(a) The number of shares constituting of that class or series and the distinctive designation of that class or series;

(b) The dividend rate on the share of that class or series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights or priorities, if any, of payment of dividends on shares of that class or series;

(c) Whether the shares of that class or series shall have conversion privileges, and, if so, the terms and conditions of such privileges, including provision for adjustment of conversion rate(s) in relation to such events as the Board of Directors shall determine;

(d) Whether the shares of that class or series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which amount they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(e) Whether there shall be a sinking fund for the redemption or purchase of shares of that class or series, and, if so, the terms and amount of such sinking fund;

(f) The rights of the shares of that class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that class or series; and

(g) Any other relative rights, preferences and limitations of that class or series now or hereafter permitted by law.

Options and Warrants

None.

Convertible Notes

None.

Dividend Policy

We have not paid any cash dividends to shareholders. The declaration of any future cash dividends is at the discretion of our board of directors and depends upon our earnings, if any, our capital requirements and financial position, general economic conditions, and other pertinent conditions.  It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Holders

As of the date of this information statement, we have approximately 224 shareholders of record.

Transfer Agent

Our transfer agent is Olde Monmouth Stock Transfer Co., Inc. Their mailing address is 200 Memorial Parkway Atlantic Highlands, NJ 07716.

VOTING SECURITIES

As of the date of this Information Statement, our voting securities consist of our shares of our Common Stock, par value $0.0001 per share (“Common Stock”) of which 2,072,642,444 shares of Common Stock are issued and outstanding. At this time we have no shares of Preferred Stock issued and outstanding.

Our Certificate of Change, which needs to be filed with the Nevada Secretary of State to effectuate our Reverse Stock Split, requires the affirmative consent of our majority shareholders, which has been obtained by White Knight Co., Ltd., which is owned and controlled by Koichi Ishizuka, as well as Koichi Ishizuka individually. Collectively, White Knight Co., Ltd. and Koichi Ishizuka beneficially own approximately 78.50% of the issued and outstanding shares of our Common Stock.

White Knight Co., Ltd., controlled entirely by Koichi Ishizuka, Koichi Ishizuka individually, and our Board of Directors, consisting solely of Koichi Ishizuka, have approved the proposed action(s) herein.

Koichi Ishizuka, through both his direct and indirect ownership of the Company, has the power to pass the proposed corporate actions detailed herein without the concurrence of any of our other stockholders.

This Information Statement will be mailed on or about November 16, 2023 to stockholders of record as of the Record Date and is being delivered to inform you of the corporate action described herein before such action takes effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Rights of Appraisal

No dissenters’ or appraisal rights are available to the Company’s stockholders as of the Record Date under Nevada law, the Restated Certificate of Incorporation, or the bylaws of the Company in connection with the Actions.

ACTIONS TO BE TAKEN

On November 3, 2023, the Board, along with White Knight Co., Ltd. and Koichi Ishizuka, “the Consenting Stockholders”, as well as our Board of Directors, consisting solely of Koichi Ishizuka, approved the following proposal(s):

Proposal(s): To conduct a 100 to 1 Reverse Stock Split, effecting only the outstanding Common Shares of the Company. Accordingly, the Company will file a Certificate of Change (the “Certificate”) pursuant to Nevada Revised Statutes (“NRS”) Section 78.209 with the Secretary of State of the State of Nevada on December 6, 2023, or as soon as practicable thereafter, which is at least 20 calendar days following the date the Company first mailed the Information Statement to its stockholders.

In connection with the Reverse Stock Split detailed herein, the Company will file with the Financial Industry Regulatory Authority (FINRA) an Over-The-Counter (OTC) Corporate Action for the Reverse Stock Split to be processed by FINRA and published on the FINRA Daily List.

Pursuant to the proposed action, there is to be no change in the quantity of our authorized shares of Common or Preferred Stock.

The actions taken pursuant to the written consent shall be taken on or about December 6, 2023, 20 calendar days after the mailing of this Information Statement.

Purpose of the Reverse Stock Split

The Company’s Board of Directors, consisting solely of Koichi Ishizuka, and our Majority Shareholders, comprised of White Knight Co., Ltd., which is owned and controlled by Koichi Ishizuka, as well as Koichi Ishizuka individually, believe that the Reverse Stock Split is in the best interests of the Company and its shareholders.

It is the belief of the Board of Directors, and the Majority Shareholders, that the Reverse Stock Split is in the best interests of the Company primarily for the following reasons, although these are not necessarily the sole rationale behind this decision:

The Board of Directors and Majority Shareholders believe that the Reverse Stock Split will improve the marketability and liquidity of the Common Stock. The Company believes that the increased market price of its Common Stock, expected as a result of implementing the Reverse Stock Split, may improve the marketability and liquidity of its Common Stock and may encourage interest and trading in its Common Stock. The Reverse Stock Split could allow a broader range of institutions to invest in Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of its Common Stock. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and or institutional investors have internal policies and practices that prohibit them from investing in low-priced stocks. However, the liquidity of the Common Stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split.

Risks of the Reverse Stock Split

The Reverse Stock Split may not have the effect that the Company anticipates, which would prevent the Company from realizing some of the anticipated benefits of the Reverse Stock Split. The immediate effect of the Reverse Stock Split would be to reduce the number of shares of outstanding Common Stock and to potentially increase the trading price of the Company’s Common Stock. However, the effect of any effected Reverse Stock Split upon the market price of the Common Stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances sometimes improves stock performance, but in many cases does not. There can be no assurance that the trading price of the Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of the Company’s Common Stock outstanding as a result of the Reverse Stock Split or remain at an increased level for any period. Also, there is no assurance that the stock price would not decline below the anticipated stock price following the Reverse Stock Split. The trading price of the Common Stock may change due to a variety of other factors, including’s operating results, other factors related to the Company’s business and general market conditions. In addition, the fewer number of shares that will be available to trade will possibly cause the trading market of the Common Stock to become less liquid, which could have an adverse effect on the price of the Common Stock.

Effects of the Reverse Stock Split

Reduction of Shares Held by Individual Stockholders. After the Effective Split Time, each Common Stockholder will own fewer shares of the Company’s Common Stock. However, the Reverse Stock Split will affect all of the Common Stockholders uniformly and will not affect any Common Stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of its stockholders owning a fractional share as described below. Any fractional share shall be rounded up to the nearest whole share. Further, any stockholder as of the Effective Split Time who owns at least 100 shares will not own less than 100 shares as a result of the Reverse Stock Split.

Authorized Shares of Common Stock. The Reverse Stock Split, if implemented, would not change the number of authorized shares of the Common Stock as designated by the Articles. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance of Common Stock would increase.

Other Effects on Outstanding Shares. If the Reverse Stock Split is implemented, the rights and preferences of the outstanding shares of the Common Stock would remain the same after the Reverse Stock Split. Each share of Common Stock issued pursuant to the Reverse Stock Split would be fully paid and non-assessable.

STATE FILING

The Reverse Stock Split will be effected by the Company filing a Certificate of Change (the “Certificate”) pursuant to Nevada Revised Statutes (“NRS”) Section 78.209 with the Secretary of State of the State of Nevada on December 6, 2023, or as soon as practicable thereafter, which is at least 20 calendar days following the date the Company first mailed the Information Statement to its stockholders.

In connection with the Reverse Stock Split detailed herein, the Company will file with the Financial Industry Regulatory Authority (FINRA) an Over-The-Counter (OTC) Corporate Action for the Reverse Stock Split to be processed by FINRA and published on the FINRA Daily List. As a result of the Reverse Stock Split we anticipate that our ticker symbol may change for a temporary period of time, with the addition of a “D”. In connection with our Reverse Stock Split we will receive a new CUSIP number.

We anticipate that we will file an 8-K with the Securities and Exchange Commission after completion of our FINRA corporate action that may include, amongst other details, our new CUSIP number for our Common Stock and other pertinent information.

The legal date of the Certificate of Change we will file with the Nevada Secretary of State in connection with our Reverse Stock Split may not be the same exact date as the FINRA effective date of our Reverse Stock Split.

See Appendix A for the text of the Certificate of Change.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth information as of November 3, 2023, regarding the number of shares of our Common Stock beneficially owned by (i) each person that we know beneficially owns more than 5% of our outstanding Common Stock, (ii) each of our directors and named executive officer and (iii) all of our directors and named executive officer as a group.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of November 3, 2023, through the exercise of any option, warrant or similar right (such instruments being deemed to be “presently exercisable”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of presently exercisable options and warrants are considered to be outstanding. These shares, however, are not considered outstanding as of November 3, 2023 when computing the percentage ownership of each other person.

The percentage of voting control held by each listed person and/or entity is based on 2,072,642,444 shares of Common Stock, $0.0001 par value, issued and outstanding and 0 shares of Preferred Stock, $0.0001 par value, issued and outstanding as of the date of this report.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Common Stock Voting Percentage Beneficially Owned	Voting Shares Preferred Stock Are Able to Vote	Preferred Stock Voting Percentage Beneficially Owned	Total Voting Percentage Beneficially Owned (1)
Executive Officers and Directors
Koichi Ishizuka [1]	101,363,636	4.89%	0	0.0%	4.89%
5% or greater Shareholders (of any class)
White Knight Co., Ltd. [2]	1,525,575,514	73.61%	0	0%	73.61%
Total	1,626,939,150	78.50%	0	0%	78.50%

1 The row above for Koichi Ishizuka denotes shares held under his personal name.

2 White Knight Co., Ltd., is owned entirely by our sole officer and Director, Koichi Ishizuka.

Note: Collectively, Koichi Ishizuka and White Knight Co., Ltd. own and control 1,626,939,150 shares of Common Stock as of the date of this Information Statement.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, in the Name Change or Proposals detailed herein that are not shared by all other stockholders.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to WB Burgers Asia, Inc., 3F K’s Minamiaoyama 6-6-20, Minamiaoyama, Minato-ku, Tokyo, 107-0062, Japan, Attn: Chief Executive Officer, Koichi Ishizuka.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the Reverse Stock Split outlined above and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

A copy of any public filing is also available, at no cost, by writing to WB Burgers Asia, Inc., 3F K’s Minamiaoyama 6-6-20, Minamiaoyama, Minato-ku, Tokyo, 107-0062 Japan, Attn: Chief Executive Officer, Koichi Ishizuka. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Action, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

November 16, 2023	/s/ Koichi Ishizuka
Koichi Ishizuka
Chief Executive Officer, Sole Director

APPENDIX A

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).
2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.
3. Indicate the number of authorized shares and par value, if any of each class or series after the change.
4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.
5. Indicate provisions, if any, regarding fractional shares that are affected by the change.
6. NRS required statement.
7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.
8. Must be signed by an Officer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: WB Burgers Asia, Inc. Entity or Nevada Business Identification Number (NVID): NV20191556018
2. Current Authorized Shares:	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: 5,000,000,000 shares of common stock, par value $0.0001 per share.
3. Authorized Shares After Change:	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: 5,000,000,000 shares of common stock, par value $0.0001 per share.
4. Issuance:	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: 2,072,642,444 shares of common stock, whereas each share of common stock issued and outstanding will be subject to 1 for 100 reverse stock split.
5. Provisions:	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: Fractional shares will be rounded up to the nearest whole number. The percentage of outstanding shares will be less than 0.01%
6. Provisions:	The required approval of the stockholders has been obtained.
7. Effective date and time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
8. Signature: (Required)	X ____________________ Signature of Officer Title Date

This form must be accompanied by appropriate fees.
If necessary, additional pages may be attached to this form.

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Revised: 8/1/2023